THE BRAMWELL GROWTH FUND

CELEBRATING OUR

             4TH ANNIVERSARY

                   August 1, 1998



(Photo omitted)

ELIZABETH R. BRAMWELL, CFA
President and
Chief Investment Officer


       COMPOUND AVERAGE ANNUAL RETURNS
     -----------------------------------
       One Year          From Inception
     Ended 8/1/98        8/1/94 - 8/1/98
     ------------        ---------------
        26.6%                25.5%


        For a prospectus, please call
                1-800-BRAMCAP
               1-800-272-6227


          THE BRAMWELL FUNDS, INC.
             www.bramwell.com


Return includes changes in share price and reinvestment of dividends and is net of expenses. The annual expense ratio of the Fund is capped at 1.75% which favorably affected the performance. Performance is historical and does not guarantee future results. Investment returns and share values will fluctuate and a gain or loss may occur when shares are sold. The Prospectus contains more complete information, including fees and expenses. Read it carefully before you invest or send money.